UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 14, 2007

                                 LHC GROUP, INC.
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                     (Exact Name of Registrant as Specified in Charter)

        Delaware                      8082                    71-0918189
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    (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction                   Number)               Identification No.)
   of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On November 14, 2007, the Company announced the appointment of Monica Azare to the Company's Board of Directors. Ms. Azare will serve on the Compensation Committee of the Board of Directors. The appointment of Ms. Azare is effective as of November 14, 2007.

     In connection with her service as a director, Ms. Azare will receive the Company's standard non-employee director cash and equity compensation. Ms. Azare will receive an annual retainer of $30,000 per year for her service and an additional $6,000 per year for serving on the Compensation Committee. Ms. Azare will also be paid, for her attendance, $1,250 per regularly scheduled quarterly meeting of the Board of Directors. Ms. Azare will receive an initial restricted stock grant of 3,500 shares under the Amended and Restated 2005 Non-Employee Directors Compensation Plan ("2005 Plan"), of which one-third of the shares will vest on the date of grant and an additional one-third will vest on each of the first two anniversaries of the grant date. Further, under our recently amended 2005 Plan, Ms. Azare will receive annually, each March 1, an award of Restricted Stock having an aggregate Fair Market Value equal to $38,000. The number of shares of Restricted Stock so awarded shall be determined by dividing $38,000 by the Fair Market Value per share as of the date of grant (rounded up to the nearest hundred shares).

     On the date of her appointment, Ms. Azare entered into the Company's standard form of Director Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Ms. Azare to the fullest extent authorized by the Company's certificate of incorporation, bylaws and Delaware law. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.10 to the Company's Form S-1/A filed on February 14, 2005 and is incorporated by reference herein.


Item 9.01  Financial Statements and Exhibits

     A copy of the Company's press release concerning Ms. Azare's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Peter J. Roman
                                             --------------------------------
                                             Peter J. Roman
                                             Senior Vice President and Chief
                                             Financial Officer



Dated: November 16, 2007



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                                INDEX TO EXHIBITS



     EXHIBIT NO.       DESCRIPTION
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         99.1          Press Release, dated November 14, 2007.